Filed Pursuant to Rule 497(k)
Registration No. 333-17391; 811-07959
PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

(the “Fund”)
A series of Advisors Series Trust (the “Trust”)

Supplement dated October 1, 2026 to the
Summary Prospectus dated June 28, 2026

Effective January 1, 2027, Brett Sharoni will begin serving as a co-portfolio manager of the Pzena Small Cap Value Fund. Also effective January 1, 2027, Ben Silver will no longer be a portfolio manager of the Fund.

Effective January 1, 2027, the “Portfolio Managers” information disclosed in the “Management” section of the Fund’s Summary Prospectus is amended and restated as follows:

Portfolio Managers. Mr. Evan Fox (Principal and Portfolio Manager), Mr. John Flynn (Principal and Portfolio Manager) and Mr. Brett Sharoni (Principal and Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the Small Cap Fund’s portfolio. Messrs. Fox and Flynn have managed the Fund since its inception in April 2016. Mr. Sharoni has managed the Fund since January 2027.

Please retain this supplement with your Summary Prospectus